ImmuneRegen

IR BIOSCIENCES HOLDINGS, INC.



Regenerating the Human Immune System

Investor Relations March 2008

Company Overview

- Biotechnology product development company
- Founded in 2002
- Capitalized and confident in our strategy for generating revenue through licensing agreements



ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Mission

We are focused on advancing products that regenerate or strengthen the human immune system, in part, through stimulation of adult stem cells.

The Company is working to capitalize on its drug candidates by continuing our own development programs and simultaneously seeking to license product use for specific indications to Industry partners.

Management Team

Michael K. Wilhelm, Chief Executive Officer and Board Member

Mr. Wilhelm has over 14 years of experience in the financial industry, working closely with early stage companies. He serves as a liaison to government officials at the U.S. Homeland Security Office as well as the country's major health agencies. At the behest of the FDA's Division of Counter-Terrorism, he developed a Bioterrorism Preparedness Advisory Board comprised of some of the country's top bio-defense experts from the military, academia and private industry.

Hal Siegel, Ph.D., Chief Scientific Officer and Board Member

Dr. Siegel has two decades of experience providing scientific, clinical and regulatory assistance to life science companies across the medical product spectrum, helping them meet FDA requirements from pre-clinical studies through the regulatory submission process and into the post-approval marketplace. His entrepreneurial approach to finding solutions that integrate business requirements with product development reality has been honed through his varied consultative experiences in the rapidly evolving biotech environment.

John N. Fermanis, Chief Financial Officer

Mr. Fermanis has over 28 years of financial management experience, most recently working with startup opportunities and small cap companies. Prior to this, his experience included a combined 20 years with the American Express Corporation and Citigroup in New York City.

Outside Board Members

Robert J. Hariri, M.D., Ph.D.

Dr. Hariri is CEO of Celgene Cellular Therapeutics, a division of Celgene Corporation, Warren, NJ. Celgene is a world leader in human cellular and tissue therapeutics. A highly successful entrepreneur, Dr. Hariri has extensive experience in the capital markets and in developing start-up companies into highly successful commercial operations. He was named the National Multiple Sclerosis Pharmaceutical Executive of the Year in 2007 and has many other awards for his medical and entrepreneurial accomplishments. Prior to joining Celgene, he was Founder, Chairman and Chief Scientific Officer for Anthrogenesis Corp./LIFEBANK, Inc., one of the largest cord blood bank companies.

Jerome B. Zeldis, M.D., Ph.D.

Dr. Zeldis is Chief Medical Officer of Celgene Corporation, Warren, NJ. He is currently Professor of Clinical Medicine at the Robert Wood Johnson Medical School in New Brunswick, New Jersey. Prior to working at Celgene, Dr. Zeldis worked at Sandoz Research Institute and Janssen Research Institute in both clinical research and medical development. He has been a board member of a few start-up biotechnology companies and is currently on the board of the Semorex Corporation, ImmuneRegen, the NJ Chapter of the Arthritis Foundation and the Castleman's Disease Organization. He currently has published 95 peer reviewed articles and 24 reviews, book chapters, and editorials.

Theodore E. Staahl, M.D.

Dr. Staahl founded the Center for Plastic, Reconstructive and Cosmetic Surgery in 1978 and he opened the MD Laser Center in 1994 located in Modesto, California. Dr. Staahl is board certified by the American Board of Otolaryngology, Head and Neck Surgeons and the American Board of Facial Plastic and Reconstructive Surgeons. He is a Fellow of the American College of Surgeons and a Diplomat of the American Board of Cosmetic Surgeons. He has participated in patient studies for another derm-biotech company, and has ongoing patient studies with Allergan. He is on the board of directors for the California Association of Cosmetic Surgeons.

Lance K. Gordon, Ph.D.

Dr. Gordon has 25 years of industry experience, including development of both vaccine products and companies. During this time, he served as the CEO of OraVax (now Acambis, Inc.), North American Vaccines (now Baxter BioScience) and VaxGen, Inc. Dr. Gordon has worked closely with the Centers for Disease Control to provide a stockpile of smallpox vaccine. Additionally, he has been recently appointed to the National Vaccine Advisory Committee, which makes recommendations to the US Department of Health and Human Services regarding infectious disease prevention through immunization.

Financial History

- Initial Funding of $1.0MM from insiders
- July, 2003 Reverse Merger
- October, 2004 PIPE (Private Investment in Public Equity) - $2.0MM
- March, 2005 Warrant Tender Offer - $1.2MM
- December, 2006 PIPE - $3.6MM
- January, 2008 Convertible Debenture - $3.0MM

Developmental History

- Founded by an experienced life-sciences executive and University of Arizona scientists in 2002
- Early studies funded by the U.S. Air Force demonstrated the ability to reduce lung tissue inflammation
- Subsequent NIH-guided experiments showed protection from lethal radiation doses
- Additional studies confirmed the ability to treat infectious diseases such as influenza and anthrax

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Current Status

- Five issued patents
- At least 60 pending patent applications
  - 10 pending U.S. utility patent applications
  - 10 pending U.S. provisional applications
  - 4 pending international patent applications
  - 37 pending foreign patent applications
- Recent studies have confirmed an underlying mechanism that bridges our diverse portfolio of potential applications
- This work demonstrates that the parent compound in development (Homspera™) stimulates adult hematopoietic stem cells

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Mechanism

Homspera activates a receptor in the cell membrane to regulate expression of different genes

Homspera


Cell Membrane
Receptor
Intra-Cellular Signaling Events
Gene Regulation

What are Stem Cells?

- Undifferentiated cells able to form all cells in the body
- Directed by your body to form specific cells for tissues and organs
- The human immune system relies on stem cells to produce infection-fighting cells


Adult Stem Cell
Precursor Cell
Blood Stem Cell
Other Stem Cells
Red Blood Cells
White Blood Cells
Nerve
Bone
Muscle
Other Tissues
Specialized Cells

Immune System Development

- Cells in the immune system are produced from **Blood-Forming (Hematopoietic) Stem Cells**

- Hematopoietic stem cells provide a well-understood model for stem cell differentiation



Hematopoietic Stem Cell
Lymphoid Stem Cell
Myeloid Stem Cell
Lymphoid blast
Myeloid blast
T cells
B cells
Platelets
Granulocytes
Red Blood Cells
Monocytes
Cell Differentiation

Stem Cell Research

Homspera

- Increased stem cell differentiation into cells that are required to regenerate or strengthen the human immune system

- Enhanced production of:

  1) White blood cells (fight infection)
     a) Granulocytes
     b) Macrophages
     c) T cells
     d) B cells
  2) Platelets (blood component, necessary for clotting)


The Stem Cell
Red Blood Cells
White Blood Cells
Platelets

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Hematopoietic Stem Cell Disorders & Indications

Phagocytic Disorders
Chediak-Higashi Syndrome
Chronic Granulomatous Disease
Neutrophil Actin Deficiency
Reticular Dysgenesis

Acute Leukemias
Acute Lymphoblastic Leukemia (ALL)
Acute Myelogenous Leukemia (AML)
Acute Biphenotypic Leukemia
Acute Undifferentiated Leukemia

Chronic Leukemias
Chronic Myelogenous Leukemia (CML)
Chronic Lymphocytic Leukemia (CLL)
Juvenile Chronic Myelogenous Leukemia (JCML)
Juvenile Myelomonocytic Leukemia (JMML)

Myelodysplastic Syndromes
Myelodysplastic Syndrome
Refractory Anemia (RA)
Refractory Anemia with Ringed Sideroblasts (RARS)
Refractory Anemia with Excess Blasts (RAEB)
Refractory Anemia with Excess Blasts in Transformation (RAEB-T)
Chronic Myelomonocytic Leukemia (CMML)

Plasma Cell Disorders
Multiple Myeloma
Plasma Cell Leukemia
Waldenstrom's Macroglobulinemia

Hematopoietic Cell Disorders
Aplastic Anemia (Severe)
Fanconi Anemia
Congenital Dyserythropoietic Anemia
Paroxysmal Nocturnal Hemoglobinuria (PNH)
Pure Red Cell Aplasia
Acute Myelofibrosis
Agnogenic Myeloid Metaplasia (myelofibrosis)
Polycythemia Vera
Essential Thrombocythemia

Lymphoproliferative Disorders
Non-Hodgkin's Lymphoma
Hodgkin's Disease

Inherited Metabolic Disorders
Mucopolysaccharidoses (MPS)
Hurler's Syndrome (MPS-IH)
Scheie Syndrome (MPS-IS)
Hunter's Syndrome (MPS-II)
Sanfilippo Syndrome (MPS-III)
Morquio Syndrome (MPS-IV)
Maroteaux-Lamy Syndrome (MPS-VI)
Sly Syndrome, Beta-Glucuronidase Deficiency (MPS-VII)
Adrenoleukodystrophy
Mucolipidosis II (I-cell Disease)
Krabbe Disease
Gaucher's Disease
Sandoff Disease
Tay-Sachs Disease
Niemann-Pick Disease
Wolman Disease
Metachromatic Leukodystrophy

Histiocytic Disorders
Familial Erythrophagocytic Lymphohistiocytosis
Histiocytosis-X
Hemophagocytosis

Inherited Erythrocyte Abnormalities
Beta Thalassemia Major
Blackfan-Diamond Anemia
Sickle Cell Disease

Inherited Immune System Disorders
Ataxia-Telangiectasia
Kostmann Syndrome
Myelokathexis
Leukocyte Adhesion Deficiency
DiGeorge Syndrome
Bare Lymphocyte Syndrome
Omenn's Syndrome
Severe Combined Immunodeficiency (SCID)
SCID with Adenosine Deaminase Deficiency
SCID with absence of T & B Cells
SCID with absence of T Cells, Normal B Cell
Common Variable Immunodeficiency
Wiskott-Aldrich Syndrome

Inherited Platelet Abnormalities
Amegakaryocytosis / Congenital Thrombocytopenia

Other Inherited Disorders
Lesch-Nyhan Syndrome
Cartilage-Hair Hypoplasia
Glanzmann Thrombasthenia
Osteopetrosis

Other Malignancies
Breast Cancer
Ewing Sarcoma
Neuroblastoma
Renal Cell Carcinoma

Stem Cell Market Value

- U.S. Government funding for stem cell research has increased 3-fold from 2004 to 2005 ($210 million to $630 million) [1]
- The market for G-CSF (treatment for decreased white blood cell counts) was approximately $4.4 billion in 2006 [2]
- Sale of Amgen's G-CSF drugs (Neupogen® and Neulasta®) totaled $3.9 billion in 2006 [2]
- The global market for stem cell therapy is expected to be $20 billion by 2010 [3]

1) Stem Cell Research Foundation
2) www.lamerie.com
3) Express Healthcare

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Potential Homspera Clinical Applications

- Vaccine Adjuvant
- Infectious Disease
- Radiation Injury
- Wound Healing



ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Vaccine Adjuvant

Background

- Adjuvants are traditionally components of vaccines
- Their purpose is to stimulate the immune system above that of vaccine antigen alone
    - Enhance white blood cell infection-fighting activity
    - Potentially reduce the amount of vaccine antigen required for protection against disease

Vaccines are preventative measures against disease



Vaccine Adjuvant

Homspera

- Increased vaccine-induced antibodies against the influenza virus compared to vaccine alone in small animal studies

- Increased survival following avian-influenza infection in small animals when administered with an influenza vaccine

Management believes that antibodies and immune response could be increased as a result of stem cell stimulation and production of white blood cells

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Vaccine Adjuvant

Potential

- Typical vaccine manufacturing is an expensive and time-consuming process



- Current manufacturing capacity is not sufficient to support influenza vaccine production for a pandemic
- Successful development of new adjuvants will help reduce the amount of vaccine required per dose
  - Increased vaccine availability
  - Important for pandemic or bioterrorism events

Vaccine Adjuvant Market

Commercial

- GSK acquired Corixa's MPL® adjuvant for $346 million in 2005
- The global vaccine market is expected to reach $21.05 billion by 2010 [1]

Biodefense

- BioShield authorized $5.6 billion over 10 years for procurement [2]
  - $3.5 billion [3]

    27 contracts and 2 grants for vaccines, antivirals and diagnostics/respiratory devices (included advanced development, stockpiling and infrastructure)
  - $950 million since 2004 [3]

    Vaccine acquisition for H5N1 avian influenza

1) www.RNCOS.com
2) Michael Perdue, WHO Global Influenza Program, presentation at Phacilitate Vaccine Forum, Washington, DC, 1/28/08
3) Frank Rapoport, McKenna Long & Aldrich, presentation at Phacilitate Vaccine Forum, Washington, DC, 1/28/08

Infectious Disease: Influenza

Background

- Hemagglutinin (H) – helps the virus attach to and infect cells

- Neuraminidase (N) – important for virus replication


H
N
Virus Particle

- Influenza strains vary because of different H and N combinations that change the virus (ex. H5N1, H3N2, H1N1)

- Seasonal vs. pandemic influenza

- Neuraminidase inhibitors (Tamiflu® & Relenza®) help to decrease the spread of virus particles and reduce infection

Infectious Disease: Influenza

Homspera Results

- Reduction of virus particles in the lung and nasal passage
- Reduction of illness-related symptoms
- Increased survival
- Greater efficacy than Tamiflu®
  - Lower levels of lung inflammation with Homspera compared to Tamiflu treatment
  - Homspera co-therapy reduced Tamiflu dose-related deaths
  - Homspera alone is safe AND effective



Influenza virus
Lungs
© MedicineNet, Inc.

Influenza Virus infects the respiratory tract

Management believes these effects may be attributed, in part, to stimulating stem cells that strengthen the immune system

All experiments were performed in small animals

Infectious Disease: Anthrax

Background



- Bacteria (*Bacillus anthracis*)
- Inhalation of anthrax spores often leads to fatal infection (~80% mortality rate)
- The U.S. Government recognizes anthrax as a potential bioterrorism threat
- Vaccines exist for preventing anthrax infection
- Vaccines won't be immediately effective in the case of an anthrax outbreak and post-exposure therapeutics will be necessary for treatment and survival

Infectious Disease: Anthrax

Homspera Results

- Prophylactic activity – increased survival in small animals pre-treated with Homspera and then exposed to anthrax
- Therapeutic activity – increased survival in small animals exposed to anthrax and then given Homspera 4 or 24 hours after exposure
  - Treatments effective 24 hours post-exposure will be key in the event of a bioterrorism threat

Based on data in other indications, Management believes survival correlates with the ability of Homspera to stimulate the immune system

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Infectious Disease Market

- Tamiflu (Roche) manufacturing capabilities and market [1]:

  2006 - manufacturing capacity at 400 million treatment courses (equivalent to 4 billion tablets worth approximately $7.8 billion if sold entirely to governments for pandemic use)

- Anthrax Program [2]:

  2007 – up to $448 million to Emergent BioSolutions for supplying anthrax vaccine to the U.S. Government (biodefense stockpile, 3 year contract)

- Worldwide therapeutic influenza market [3]:

  2010 - $7.1 billion

1) http://www.roche.com/med_mbtamiflu05e.pdf, BioChryst 10-K, 2007
2) BioWorld Today 11/27/2007
3) http://www.piribo.com/publications/treatments/allergy_colds/worldwide_influenza_market.html

Radiation Injury

Background

- Therapies are needed to protect people against radiation injury (accidental or terrorist attacks)
- Without treatment, survival and recovery is dependent on the amount of radiation absorbed



- Mortality rates approach 50% when blood and stem cells are severely compromised
- White blood cells (WBCs) are very sensitive to radiation exposure; damage can lead to neutropenia (a condition of abnormally low levels of certain WBCs)

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Radiation Injury

Homspera Results

- Increased survival of small animals exposed to radiation (lethal & sub-lethal doses)
- Treatment is effective after exposure to radiation
- WBC numbers increased in treated animals


White blood cells
Red blood cells
Artery
Platelets
© 2004 American Society of Clinical Oncology

Management believes Homspera restores WBCs by stimulating adult hematopoietic stem cells, which suggests Homspera's potential in counteracting the neutropenia often associated with radiation exposure and chemotherapy drugs

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Radiation Market

- Funding for biodefense spending (including protection against CBRN threats) was about $6 billion in 2004 [1]
- U.S. homeland security-related R&D totaled $5.2 billion in 2007 and included cost for research of CBRN threats [1]
- In early 2008 Osiris Therapeutics, Inc. secured a DOD contract for treatment of acute radiation syndrome (GI effects) - $224.7 million (milestone and approval/procurement dependent) [2]
- The neutropenia market will be nearly $5 billion by 2010 [1]

1) MarketResearch.com
2) www.biopharminsight.com

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Wound Healing

Background


Hair
Epidermis
Dermis

The skin is comprised of 2 main layers:

- **Epidermis**
- **Dermis**

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Wound Healing


Homspera
Direct cell stimulation
Indirect cell stimulation
Epidermis
Keratinocytes
Langerhans' cells
Neutrophils
Macrophages
Lymphocytes
Mast Cells
Fibroblasts
Dermis
Hematopoietic Stem cells

Wound Healing

Phases of Wound Healing:

- Coagulation
- ↓
- Inflammation
- ↓
- Cell Migration / Proliferation
  - Re-vascularization
  - Epithelial growth
  - Wound contraction
  - Fibrous tissue growth
- ↓
- Remodeling



Phases of wound healing
Maturation
Proliferation
Inflammation
Neutrophils
Macrophages
Fibroblasts
Lymphocytes
Relative Number of Cells
0 2 4 6 8 10 12 14 16
Postwound Day

Witte MB, Barbul A. *Surg Clin North Am.* 1997;77:509-528.

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Wound Healing

Homspera

- Increased proliferation of fibroblasts *in vitro* (cell culture)
- Stimulated hematopoietic stem cell activity

Peer-reviewed literature suggests

- Normalization of inflammatory response in early phase of wound healing
- Improved migration of epidermal and dermal cell types important for wound healing
- Increased healing rate of wounds, including burns and diabetic ulcers
- Reduced scarring

Wound Healing Market

- Projected global wound care market for 2010 is $15.3 billion (driven by sealants, growth factors and skin replacements) [1]
- Global wound care market was $7.2 billion in 2006 [2]
- U.S. market for tissue-engineered skin replacements/substitutes and active wound repair modulators totaled $195 million in 2004 [3]

1) Global Industry Analysts, Inc. "Wound Care Products: A Global Strategic Business Report", June 2007
2) Espicom Business Intelligence Ltd.
3) Medtech Insight

Research Conclusions

The stimulatory effects observed on adult hematopoietic stem cells lead Management to believe Homspera regenerates and strengthens the immune system, thereby contributing to the effectiveness of treatment in the following indications:

- Vaccine Adjuvant
- Infectious Disease
- Radiation Injury
- Wound Healing

Homspera stimulation



Hematopoietic Stem cells

↓

Immune cell production

Increased survival and enhanced immune system ←


White blood cells
Artery
Red blood cells
Platelets

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Licensing Strategy

- It can take over $1 billion dollars and 12-15 years to take a drug from pre-clinical indications to market [1]
- Large pharmaceutical companies are more efficient at marketing and selling than investigating new compounds
- ImmuneRegen can dramatically speed its path to profitability by licensing individual indications to large pharma for development
- Fees derived from licensing specific indications will be used to develop other applications

1) Dr. Joseph A. DiMasi, Director of Economic Analysis at the Tufts University Center for the Study of Drug Development, FTC Roundtable on the Pharmaceutical Industry, Washington, D.C., 10/26/06

ImmuneRegen IR BIOSCIENCES HOLDINGS, INC.

Licensing Strategy

Homspera

Formulation 1	Formulation 2	Formulation 3
↓	↓	↓
Mode of Administration 1	Mode of Administration 2	Mode of Administration 3
↓	↓	↓
Viprovex®	Radilex®	Others - TBD

Out-licensing will involve different formulations that depend on the potential indication and administration route

Licensing Transaction

- Recent pre-clinical deals range in value from $2 million to $1.4 billion
- A typical license transaction includes:
  - Initial one-time payment for IP rights
  - On-going payments for developmental, regulatory and/or commercial milestones
  - Royalties for commercialization and options on future applications

Recent Pre-Clinical License Deals

- December 2007 - Addex Pharmaceuticals entered into an exclusive collaboration and license agreement with Merck for $3 million up front ($100 million available upon milestone completion)

- February 2008 - Neuralstem sold an option for $2.5 million to CJ CheilJedang Corp. for exclusive license to its stem cell products in Asia

- February 2008 - OncoMed licensed its stem cell technology to GSK for up-front payment and royalties (total is estimated at $1.4 billion upon FDA approval and commercialization)

Co-Development Deals

BioCure

ULURU
Advancing Topical Delivery

GenPhar

DELSITE™
BIOTECHNOLOGIES INC

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Study Partners

Celgene®

National Institutes of Health

Cal

UMDNJ
University of Medicine & Dentistry of New Jersey

Pacific Northwest National Laboratory
Operated by Battelle for the U.S. Department of Energy

Armed Forces Institute of Pathology

BioCure

DVC LLC
A CSC COMPANY

ULURU

SOUTHERN RESEARCH
Legendary Discoveries. Leading Innovation.

Lovelace™

VJ

HYPERION BIOTECHNOLOGY

CHARLES RIVER LABORATORIES
Preclinical Services

AppTec

TGA Sciences
R&D - Clinical Contract Services

CH
The Children's Hospital of Philadelphia®

BIOQUANT

TD2

DELSITE™
BIOTECHNOLOGIES INC

GenPhar

Health Protection Agency

AAIPHARMA®

CS
C S Bio Co.

HemoGenix

STEMCELL TECHNOLOGIES

A

Tandem LABS

COVANCE
THE DEVELOPMENT SERVICES COMPANY

Integrated Biomolecule Corporation
Analytical & Pharmaceutical Sciences

JOHNS HOPKINS
MEDICINE

EPITOMICS

InvivoGen

MIR PRECLINICAL SERVICES

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Q & A

For any questions, please contact:

- Michael Wilhelm, CEO
  mwilhelm@immuneregen.com
- Dr. Hal Siegel, CSO
  hsiegel@immuneregen.com
- John Fermanis, CFO
  jfermanis@immuneregen.com